                                                                    EXHIBIT 99.1

                              SHAREHOLDER AGREEMENT


         This SHAREHOLDER AGREEMENT, dated as of April 16, 1998 (this "Agreement"), is made and entered into by and among Sterling Commerce, Inc., a Delaware corporation ("Parent"), Dennis M. Crumpler ("Mr. Crumpler"), Maleah Crumpler ("Ms. Crumpler") and The Crumpler Investment Limited Partnership, a Georgia limited partnership (each, a "Shareholder" and, collectively, the "Shareholders").

                                    RECITALS:

         A. Parent, Sterling Commerce (Southern), Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), and XcelleNet, Inc., a Georgia corporation ("Company"), propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which Company will merge with and into Merger Sub (the "Merger") on the terms and subject to the conditions set forth in the Merger Agreement. Except as otherwise defined herein, terms used herein with initial capital letters have the respective meanings ascribed thereto in the Merger Agreement.

         B. As of the date hereof, each Shareholder beneficially owns the number of shares of common stock, par value $0.01 per share, of Company ("Common Stock") set forth opposite such Shareholder's name on Schedule A hereto (such shares of Common Stock, together with any other shares of capital stock of Company acquired by such Shareholder during the period from and including the date hereof through and including the earlier of (i) the Effective Time and (ii) the date and time on which the Merger Agreement is terminated pursuant to and in accordance with Section 8.1 thereof, are collectively referred to herein as such Shareholder's "Subject Shares"). Except for Ms. Crumpler, who has entered into an agreement with Mr. Crumpler with respect to the shares of Common Stock owned by her, each Shareholder is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) the number of shares of Common Stock set forth opposite such Shareholder's name on Schedule A hereto.

         C. Each Shareholder may be deemed an "affiliate" of Company within the meaning of Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), by the Securities and Exchange Commission (the "SEC").

         D. As a condition and inducement to Parent's willingness to enter into the Merger Agreement, Parent has requested that each Shareholder agree, and each Shareholder has agreed, to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants contained in this Agreement and the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                VOTING AGREEMENT

         Section 1.1 Agreement to Vote Shares. At any meeting of the
                     ------------------------
shareholders of Company called to consider and vote upon the adoption of the Merger Agreement (and at any and all postponements and adjournments thereof), and in connection with any action to be taken in respect of the adoption of the Merger Agreement by written consent of shareholders of Company, each Shareholder shall vote or cause to be voted (including by written consent, if applicable) all of such Shareholder's Subject Shares in favor of the adoption of the Merger Agreement and in favor of any other matter necessary for the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon at such meeting or made the subject of such written consent, as applicable. At any meeting of the shareholders of Company called to consider and vote upon any Adverse Proposal (and at any and all postponements and adjournments thereof), and in connection with any action to be taken in respect of any Adverse Proposal by written consent of shareholders of Company, each Shareholder shall vote or cause to be voted (including by written consent, if applicable) all of such Shareholder's Subject Shares against such Adverse Proposal. For purposes of this Agreement, the term "Adverse Proposal" means any (a) extraordinary corporate transaction, including without limitation a merger, consolidation or other business combination involving Company or any of its Subsidiaries, (b) sale, lease or transfer of a material amount of assets of Company or any of its Subsidiaries, (c) reorganization, recapitalization, dissolution or liquidation of Company or any of its Subsidiaries, (d) change in a majority of the Board of Directors of Company, (e) material change in the present capitalization of Company or any amendment of Company's certificate of incorporation or bylaws, or
(f) other material change in Company's corporate structure or business; provided, however, that neither the Merger nor any other transaction contemplated by the Merger Agreement to be consummated by Company or Parent in connection with the Merger shall constitute an Adverse Proposal. The Shareholders' obligation to vote or cause to be voted the Subject Shares shall be fully satisfied by the grant of the irrevocable proxy pursuant to Section 1.2 hereof, unless such Section shall have been judicially determined to be invalid and unenforceable.

         Section 1.2 Irrevocable Proxy.
                     -----------------
                 (a) Grant of Proxy. EACH SHAREHOLDER HEREBY APPOINTS PARENT
                     --------------
AND ANY DESIGNEE OF PARENT, EACH OF THEM INDIVIDUALLY, SUCH SHAREHOLDER'S PROXY AND ATTORNEY-IN-FACT PURSUANT TO THE PROVISIONS OF SECTION 14-2-722 OF THE GEORGIA BUSINESS CORPORATION CODE, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO SUCH SHAREHOLDER'S SUBJECT SHARES SOLELY ON THE MERGER AGREEMENT OR ANY ADVERSE PROPOSAL IN ACCORDANCE WITH SECTION 1.1 HEREOF. THIS PROXY IS GIVEN TO SECURE THE PERFORMANCE OF THE DUTIES OF SUCH SHAREHOLDER UNDER THIS AGREEMENT. EACH SHAREHOLDER AFFIRMS THAT THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE. EACH SHAREHOLDER SHALL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY.

                  (b) Other Proxies Revoked. Each Shareholder represents that
                      ---------------------
any proxies heretofore given in respect of such Shareholder's Subject Shares are not irrevocable, and that all such proxies are hereby revoked.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         Section 2.1  Certain Representations and Warranties of the
                      ---------------------------------------------
Shareholders. Each Shareholder, jointly and severally, represents and warrants
------------
to Parent as follows:

                  (a) Ownership. Except as specified on Schedule 2.1(a), such
                      ---------
Shareholder is the sole record and beneficial owner of the number of shares of Common Stock set forth opposite such Shareholder's name on Schedule A hereto and has full and unrestricted power to dispose of and to vote such shares of Common Stock, except for Ms. Crumpler who has entered an agreement with Mr. Crumpler with respect to the common stock owned by her. Such Shareholder does not own any securities of Company on the date hereof other than the shares of Common Stock set forth on Schedule A.

                  (b) Due Authorization. Such Shareholder has all requisite
                      -----------------
power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby have been duly authorized by all necessary action, if any, on the part of such Shareholder. This Agreement has been duly executed and delivered by such Shareholder and constitutes a valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms.

                  (c) No Conflicts. The execution and delivery of this Agreement
                      ------------
do not, and compliance with the provisions hereof will not, conflict with, result in a breach or violation of or default (with or without notice or lapse of time or both) under, or give rise to a material obligation, a right of termination, cancellation, or acceleration of any obligation or a loss of a material benefit under, or require notice to or the consent of any person under any agreement, instrument, undertaking, law, rule, regulation, judgment, order, injunction, decree, determination or award binding on such Shareholder, other than any such conflicts, breaches, violations, defaults, obligations, rights or losses that individually or in the aggregate would not impair the ability of such Shareholder to perform such Shareholder's obligations under this Agreement.

         Section 2.2  Representations and Warranties of Parent. Parent hereby
                      ----------------------------------------
represents and warrants to each Shareholder that:

                  (a) Due Authorization. Parent has all requisite corporate
                      -----------------
power and authority to enter into this Agreement and the Merger Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Merger Agreement by Parent and the consummation by Parent of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Parent.

This Agreement and the Merger Agreement have been duly executed and delivered by Parent and constitute valid and binding obligations of Parent, enforceable against Parent in accordance with their terms.

                  (b) No Conflicts. The execution and delivery of this Agreement
                      ------------
and the Merger Agreement do not, and, the consummation of the transactions contemplated hereby and thereby and compliance with the provisions thereof will not, conflict with, result in a breach or violation of or default (with or without notice or lapse of time or both) under, or give rise to a material obligation, right of termination, cancellation, or acceleration of any obligation or a loss of a material benefit under, or require notice to or the consent of any person under any agreement, instrument, undertaking, law, rule, regulation, judgment, order, injunction, decree, determination or award binding on Parent, other than any such conflicts, breaches, violations, defaults, obligations, rights or losses that individually or in the aggregate would not
(i) impair the ability of Parent to perform its obligations under this Agreement or the Merger Agreement or (ii) prevent or delay the consummation of any of the transactions contemplated hereby and thereby.


                                   ARTICLE III

                                CERTAIN COVENANTS

         Section 3.1  Certain Covenants of Shareholders.
                      ---------------------------------

                  (a) Restriction on Transfer of Subject Shares, Proxies and
                      ------------------------------------------------------
Noninterference. No Shareholder shall directly or indirectly: (i) except
---------------
pursuant to the terms of this Agreement or the Merger Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Shareholder's Subject Shares; (ii) except pursuant to the terms of this Agreement, grant any proxies or powers of attorney, deposit any of such Shareholder's Subject Shares into a voting trust or enter into a voting agreement with respect to any of such Shareholder's Subject Shares; or (iii) take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of impairing the ability of such Shareholder to perform such Shareholder's obligations under this Agreement.

                  (b) Restrictions on Transfer of Parent Common Stock. Following
                      -----------------------------------------------
the Effective Time and subject to the provisions of Section 3.1(c), no Shareholder shall sell, assign or otherwise dispose of any of the shares of Parent Common Stock received by such Shareholder pursuant to the Merger, as the case may be, except (i) pursuant to an effective registration statement under the Securities Act, (ii) in conformity with the provisions of SEC Rule 144 or SEC Rule 145, as applicable, or (iii) in a transaction which, in the opinion of counsel reasonably satisfactory to Parent, is not required to be registered under the Securities Act. Each Shareholder understands and acknowledges that Parent shall not be required to file or maintain the effectiveness of any registration statement under the Securities Act for the purpose of facilitating the resale of any Parent Common Stock by such Shareholder. In the event of a sale, assignment or other disposition by any Shareholder of Parent Common Stock pursuant to SEC Rule 145, such Shareholder shall supply Parent with evidence of compliance with such Rule as reasonably requested by Parent. Each Shareholder understands and acknowledges that Parent may instruct its transfer agent to withhold the transfer of any Parent Common Stock disposed of by any Shareholder, but that (provided such transfer is not prohibited by any other provision of this Agreement) upon receipt of such evidence of compliance, Parent shall cause the transfer agent to effectuate the transfer of the Parent Common Stock sold as promptly as practicable.

                  (c) Restrictions on Sale of Parent Company Stock.
                      --------------------------------------------
Notwithstanding anything contained in this Agreement to the contrary, prior to the second anniversary of the Effective Time, the Shareholders shall not, in the aggregate, sell, assign, transfer, pledge, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, transfer, pledge, encumbrance, assignment or other disposition of such number of shares of Parent Common Stock representing more than 35% of the Merger Consideration received by the Shareholders pursuant to the Merger. To determine the number of shares of Parent Common Stock subject to restriction pursuant to this Section 3.1(c), the parties
(i) multiply the number of shares of Parent Common Stock received by the Shareholders as part of the Merger Consideration by the closing sales price of the Parent Common Stock on the day on which the Effective Time occurs, (ii) add the aggregate Cash Payment received by the Shareholders as part of the Merger Consideration, and (iii) divide the sum of the amounts determined in clauses (i) and (ii) by the closing sales price of the Parent Common Stock on the date on which the Effective Time occurs.

                  (d) Tax Treatment. No Shareholder shall or shall permit any
                      -------------
Shareholder Entity to take any position on any federal, state or local income tax return, or take any other action or reporting position, that is inconsistent with the treatment of the Merger as a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or with the representations made in this Agreement, unless otherwise required pursuant to a "determination" (as defined in Section 1313(a)(1) of the Code).


                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.1 Fees and Expenses. Each party hereto shall pay its own
                     -----------------
expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

         Section 4.2 Amendment.  This Agreement may not be amended except by an
                     ---------
instrument in writing signed on behalf of each of the parties hereto.

         Section 4.3 Extension; Waiver. Any agreement on the part of a party to
                     -----------------
waive any provision of this Agreement, or to extend the time for any performance hereunder, shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

         Section 4.4 Legend. Each Shareholder acknowledges and agrees that the
                     ------
legend set forth below shall be placed on certificates representing shares of Parent Common Stock received by such Shareholder in connection with the Merger, or held by a transferee of such Shareholder, which legend shall be removed by delivery of substitute certificates upon the second anniversary of the Effective Time, or upon (a) the earlier sale of such shares of Parent Common Stock (i) pursuant to an effective registration statement under the Securities Act or (ii) in conformity with the provisions of SEC Rule 144 or SEC Rule 145, as applicable, or (b) the receipt by Parent of an opinion in form and substance reasonably satisfactory to Parent from independent counsel reasonably satisfactory to Parent to the effect that such legend is no longer required for purposes of the Securities Act.

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 OR AN EXEMPTION THEREFROM AND AS OTHERWISE PERMITTED UNDER THE SHAREHOLDERS AGREEMENT, DATED APRIL 16, 1998. THE FOREGOING RESTRICTIONS ON TRANSFER ARE SET FORTH IN A SHAREHOLDER AGREEMENT, DATED APRIL 16, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE GENERAL COUNSEL OF STERLING COMMERCE, INC."

         Section 4.5 Entire Agreement; No Third-Party Beneficiaries. This
                     ----------------------------------------------
Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, and is not intended to confer upon any person other than the parties any rights or remedies.

         Section 4.6 Governing Law. This Agreement shall be governed by, and
                     -------------
construed in accordance with, the laws of the State of Georgia, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

         Section 4.7 Notices. All notices, requests, claims, demands and other
                     -------
communications under this Agreement shall be in writing and shall be deemed given if delivered personally, or sent by overnight courier (providing proof of delivery), in the case of the Shareholders, to the address set forth on Schedule A hereto or, in the case of Parent, to the address set forth below (or, in each case, at such other address as shall be specified by like notice).

                           Sterling Commerce, Inc.
                           4600 Lakehurst Court
                           Dublin, Ohio 43016
                           Attention: General Counsel
                           Telecopy: 614-718-1510
                  with a copy (which shall not constitute notice) to:

                           Jones, Day, Reavis & Pogue
                           2300 Trammell Crow Center
                           2001 Ross Avenue
                           Dallas, Texas  75201
                           Attention: James E. O'Bannon
                           Telecopy:  (214) 969-5100

         Section 4.8 Assignment. Neither this Agreement nor any of the rights,
                     ----------
interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party hereto without the prior written consent of all other parties, and any such assignment or delegation that is not consented to shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

         Section 4.9 Enforcement. Irreparable damage would occur in the event
                     -----------
that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Superior Court in and for Fulton County in the State of Georgia (or, if such court lacks subject matter jurisdiction, any appropriate state or federal court in Fulton County in the State of Georgia) this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto (i) shall submit itself to the personal jurisdiction of the Superior Court in and for Fulton County in the State of Georgia (or, if such court lacks subject matter jurisdiction, any appropriate state or federal court in Fulton County in the State of Georgia) in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) shall not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the Superior Court in and for Fulton County in the State of Georgia (or, if such court lacks subject matter jurisdiction any appropriate state or federal court in Fulton County in the State of Georgia).

         Section 4.10 Severability. Whenever possible, each provision or portion
                      ------------
of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

         Section 4.11 Term.  This Agreement shall terminate upon the earlier of
                      ----
(i) the  termination  of the Merger  Agreement  pursuant to the terms thereof or
(ii) the Effective Time

(except with respect to Articles II and IV and Sections 3.1(b), (c), (d), hereof which shall survive the Effective Time).

         Section 4.12 Counterparts. This Agreement may be executed in one or
                      ------------
more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each party and delivered to the other parties.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed as of the day and year first written above.

                                      STERLING COMMERCE, INC.


                                      By: /s/ Stephen R. Perkins
                                         --------------------------------------
                                      Name:  Stephen R. Perkins
                                           ------------------------------------
                                      Title: Executive Vice President
                                            -----------------------------------



                                      SHAREHOLDERS:



                                      /s/ Dennis M. Crumpler
                                      -----------------------------------------
                                      Dennis M. Crumpler, individually and as
                                      trustee and custodian



                                      /s/ Maleah Crumpler
                                      -----------------------------------------
                                      Maleah Crumpler



                                      THE CRUMPLER INVESTMENT LIMITED
                                      PARTNERSHIP

                                      By: Crumpler Investment Management
                                          Co., LLC, its sole general partner


                                          By: /s/ Dennis M. Crumpler
                                             ----------------------------------
                                              Dennis M. Crumpler, Controlling
                                              Manager

                                   SCHEDULE A

                                                                                    Number of Shares
Name and Address of Shareholder                                                     of Common Stock
-------------------------------                                                     ---------------


Dennis M. Crumpler                                                                      80,231
50 Old Vermont Place
Atlanta, GA 30328
Fax 770-955-1690

Maleah Crumpler                                                                        104,800
50 Old Vermont Place
Atlanta, GA 30328
Fax 770-955-1690

Dennis M. Crumpler, as trustee for Fannie Crumpler                                       3,800
50 Old Vermont Place
Atlanta, GA 30328
Fax 770-955-1690

Dennis M. Crumpler, as custodian for Caitlin and Cameron Crumpler                        3,000
50 Old Vermont Place
Atlanta, GA 30328
Fax 770-955-1690

The Crumpler Investment Limited Partnership                                          1,200,000
50 Old Vermont Place
Atlanta, GA 30328
Fax 770-955-1690
